948 P1 09/19

SUPPLEMENT DATED SEPTEMBER 19, 2019

TO THE prospectus dated OCTOBER 1, 2018

OF

Franklin K2 LONG SHORT CREDIT FUND
(Franklin Alternative Strategies Funds)

The prospectus is amended as follows:

I.  Effective October 1, 2019, the “Fund Summaries – Portfolio Managers” section of the prospectus is replaced with the following:

Robert Christian   Senior Managing Director, Co-Head of Investment Research & Management of K2 Advisors and portfolio manager of the Fund since inception (2015).

Brooks Ritchey   Senior Managing Director, Co-Head of Investment Research & Management of K2 Advisors and portfolio manager of the Fund since October 2019.

Art Vinokur   Managing Director and Head of Credit, Relative Value, and Event strategies of K2 Advisors and portfolio manager of the Fund since October 2019.

II.  Effective October 1, 2019, the “Fund Details – Management” section of the prospectus is replaced with the following:

Robert Christian   Senior Managing Director, Co-Head of Investment Research & Management of K2 Advisors

Mr. Christian has been a portfolio manager of the Fund since inception (2015). He joined K2 Advisors in 2010.

Brooks Ritchey   Senior Managing Director, Co-Head of Investment Research & Management of K2 Advisors

Mr. Ritchey has been a portfolio manager of the Fund since October 2019. He joined K2 Advisors in 2005.

 Art Vinokur   Managing Director and Head of Credit, Relative Value, and Event strategies of K2 Advisors

Mr. Vinokur has been a portfolio manager of the Fund since October 2019, providing research and advice on the evaluation of and portfolio allocations to Sub-Advisors, and portfolio risk assessment. He joined K2 Advisors in 2004.

As co-lead portfolio managers, Messrs. Christian and Ritchey are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, the selection and monitoring of the Fund’s subadvisors, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement with your prospectus for future reference.